[PHOTO OMITTED]

THE
GABELLI
GROWTH
FUND

                                                            FIRST QUARTER REPORT
                                                                  MARCH 31, 2000

         THE GABELLI GROWTH FUND
          FIRST QUARTER REPORT
             MARCH 31, 2000                                  [PHOTO OMITTED]

          *   *   *   *   *


     MORNINGSTAR RATED [trademark] GABELLI GROWTH FUND 5 STARS OVERALL AND FOR THE THREE, FIVE AND TEN-YEAR PERIODS ENDED 3/31/00 AMONG 3571, 2283 AND 786 DOMESTIC EQUITY FUNDS, RESPECTIVELY.

TO OUR SHAREHOLDERS,

      James Bond, Agent 007, likes to frequent posh casinos in glamorous locales. He dresses in black tie, drinks his signature vodka martini shaken, not stirred, and flirts with members of the opposite sex while frustrating his antagonist with his gaming skills. Bond must be very good at these games of chance because he always wins in the end. More than a few investors seem to view the stock market as a game of chance these days. Indeed, there are seasoned pros that have defected to the "growth at any price" momentum party, blaming their poor results on their textbook valuation disciplines. As you may have read, some high profile mutual fund and hedge fund managers simply closed up shop or retired, echoing the "no mas" comments of the colorful boxer Roberto Duran, as he was being badly beaten by Sugar Ray Leonard.

      Is it possible that the newcomers to the momentum party do not realize their predicament now that they have decided to gamble, instead of invest, their clients' assets? On the one hand, if the stock market really is a game of chance, then unlike James Bond, they will most likely lose. They may be the greater fools. On the other hand, if the stock market is not a game of chance, then having abandoned their valuation disciplines, they will lose as money gravitates to the cheap old economy stocks they recently sold. To be sure, these are unusual times and there are many questions that need to be addressed. It is a good time to assess the outlook for growth stocks from my perspective as the portfolio manager of The Gabelli Growth Fund.

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Morningstar proprietary ratings reflect historical risk adjusted performance as of March 31, 2000 and are subject to change every month. Morningstar ratings are calculated from a Fund's three, five and ten-year average annual returns in excess of 90-day T-Bill returns with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day T-Bill returns. The top 10% of the funds in a broad asset class receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive two stars and the bottom 10% receive one star.

INVESTMENT RESULTS (a)

----------------------------------------------------------------------------------------------------
                                                             QUARTER
                                        -----------------------------------------------------
                                        1st         2nd         3rd         4th          Year
                                        ---         ---         ---         ---          ----
  2000:   Net Asset Value ........    $50.10        --          --           --            --
          Total Return ...........      7.7%        --          --           --            --
----------------------------------------------------------------------------------------------------
  1999:   Net Asset Value ........    $38.53      $41.38      $41.07       $46.51        $46.51
          Total Return ...........      8.8%        7.4%       (0.8)%       26.1%         46.3%
----------------------------------------------------------------------------------------------------
  1998:   Net Asset Value ........    $32.32      $33.37      $28.54       $35.40        $35.40
          Total Return ...........     12.9%        3.2%      (14.5)%       30.2%         29.8%
----------------------------------------------------------------------------------------------------
  1997:   Net Asset Value ........    $24.50      $29.25      $33.41       $28.63        $28.63
          Total Return ...........      1.5%       19.4%       14.2%         3.1%         42.6%
----------------------------------------------------------------------------------------------------
  1996:   Net Asset Value ........    $23.75      $24.34      $25.35       $24.14        $24.14
          Total Return ...........      7.2%        2.5%        4.1%         4.4%         19.4%
----------------------------------------------------------------------------------------------------
  1995:   Net Asset Value ........    $20.86      $22.99      $24.91       $22.16        $22.16
          Total Return ...........      6.0%       10.2%        8.4%         4.9%         32.7%
----------------------------------------------------------------------------------------------------
  1994:   Net Asset Value ........    $21.90      $21.23      $22.58       $19.68        $19.68
          Total Return ...........     (5.8)%      (3.1)%       6.4%        (0.5)%        (3.4)%
----------------------------------------------------------------------------------------------------
  1993:   Net Asset Value ........    $21.71      $21.84      $23.43       $23.26        $23.26
          Total Return ...........      0.6%        0.6%        7.3%         2.5%         11.3%
----------------------------------------------------------------------------------------------------
  1992:   Net Asset Value ........    $20.27      $19.72      $20.50       $21.59        $21.59
          Total Return ...........     (4.7)%      (2.7)%       4.0%         8.5%          4.5%
----------------------------------------------------------------------------------------------------
  1991:   Net Asset Value ........    $18.18      $18.02      $19.51       $21.28        $21.28
          Total Return ...........     11.7%       (0.9)%       8.3%        12.0%         34.3%
----------------------------------------------------------------------------------------------------
  1990:   Net Asset Value ........    $16.74      $17.80      $15.75       $16.27        $16.27
          Total Return ...........    (1.9)%        6.3%      (11.5)%        6.2%        (2.0)%
----------------------------------------------------------------------------------------------------
  1989:   Net Asset Value ........    $13.99      $15.73      $17.46       $17.07        $17.07
          Total Return ...........     10.6%       12.4%       11.0%         1.5%         40.1%
----------------------------------------------------------------------------------------------------
  1988:   Net Asset Value ........    $10.87      $12.40      $12.71       $12.65        $12.65
          Total Return ...........     16.1%       14.1%        2.5%         2.5%         39.2%
----------------------------------------------------------------------------------------------------
  1987:   Net Asset Value ........      --        $10.84      $11.28        $9.51         $9.51
          Total Return ...........      --          8.4%(b)     4.1%       (15.7)%       (4.9)%(b)
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------
         AVERAGE ANNUAL RETURNS - MARCH 31, 2000 (A)

   1  Year ....................................... 44.75%
   5  Year ....................................... 34.25%
   10 Year ....................................... 21.43%
   Life of Fund (b) .............................. 21.60%
----------------------------------------------------------------
                       DIVIDEND HISTORY

PAYMENT (EX) DATE   RATE PER SHARE   REINVESTMENT PRICE
December 27, 1999        $5.160          $45.59
December 28, 1998        $1.745          $35.15
December 30, 1997        $5.790          $28.58
December 31, 1996        $2.324          $24.14
December 29, 1995        $3.960          $22.16
December 30, 1994        $2.790          $19.68
December 31, 1993        $0.760          $23.26
December 31, 1992        $0.646          $21.59
December 31, 1991        $0.573          $21.28
December 31, 1990        $0.460          $16.27
December 29, 1989        $0.654          $17.07
December 30, 1988        $0.377          $12.65
January 4, 1988          $0.152           $9.58

(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of investment operations on April 10, 1987.
--------------------------------------------------------------------------------
                                        2

      In the course of reviewing our outlook we will look at the economy, the stock and bond markets in general and some of our holdings in particular. We will update you on some of the changes we have made in the portfolio. Before embarking down this journey on the murky and dangerous Pundit River, let me warn you about the current state of Wall Street punditry. I know it is a bull market, but when it comes to pundits trying desperately to defend the valuations accorded the so-called "new economy" stocks, I have never, ever, heard so much bull in my life.

      I would like to clarify a few issues before moving on. First, it is possible to be a growth stock investor without succumbing to the fatal attraction of momentum investing. Second, some growth stocks serve double duty as value stocks, and vice versa. Third, some stocks are neither growth nor value. Rather, they are stylistic orphans that do not belong in either discipline. Finally, there is a fundamental difference between investing and speculating. Most day traders are speculators. In due course most will fail. We are investors and we believe operating earnings and valuations matter. It may surprise some of you but being a growth stock investor does not mean you ignore valuations. Investors with no price discipline have exaggerated returns in both directions. Few have the stomach for the periodic plunges of the priciest stocks.

INVESTMENT PERFORMANCE

      For the first quarter ended March 31, 2000, The Gabelli Growth Fund's (the "Fund") total return was 7.72%. The Standard and Poor's ("S&P") 500 Index and the Lipper Large-Cap Growth Fund Average had total returns of 2.29% and 8.49%, respectively, over the same period. The S&P 500 Index is an unmanaged indicator of stock market performance, while the Lipper Average reflects the average performance of mutual funds classified in this particular category. The Fund was up 44.75% over the twelve months ended March 31, 2000. The S&P 500 Index and Lipper Large-Cap Growth Fund Average rose 17.93% and 38.08%, respectively, over the same twelve-month period.

      For the ten-year period ended March 31, 2000, the Fund's total return averaged 21.43% annually, versus average annual total returns of 18.82% and 20.07% for the S&P 500 Index and Lipper Large-Cap Growth Fund Average, respectively. Since inception on April 10, 1987 through March 31, 2000, the Fund had a cumulative total return of 1,167.07%, which equates to an average annual total return of 21.60%. Our direct shareholders total 78,274 and net assets are $3.7 billion as of March 31, 2000.

ECONOMIC BACKGROUND

      You do not need me to tell you the economy is strong. You found that out when you wanted to remodel the powder room. Perhaps you tried to book a vacation at a popular spot. Have you noticed neighborhood real estate prices rising? During the last week in March, jobless claims fell to their lowest level since 1973. In last year's fourth quarter, "real" Gross Domestic Product (GDP) grew at a 7.3% annual rate, the highest level since the 9.0% rate in the first quarter of 1984. Oil prices hit 9-year highs during the first quarter, although this can be explained by OPEC's reduction in supply.

      As you know, Federal Reserve Chairman Alan Greenspan wants to slow the economy to a more "sustainable" rate. Therefore, he has now raised short-term interest rates 5 times in the last 9 months. Growth stocks have typically not done well during periods of strong economic growth. Historically, strong GDP was associated with robust cyclical profit gains and the "cyclicals" performed smartly. This may well happen but it has not yet. It may be due to the notion that economic growth is being driven by the information technology sector of the economy. While housing, autos and retail sales remain important, they may have taken a back seat to technology-related spending. The narrowness of the stock market advance, until recently, would be consistent with just such an economy. It also explains why growth stock investors that shun technology have struggled. Outside of the sweet spot of the economy, encompassing technology, telecommunications and media, there has been little to cheer about.

      A broadening of economic growth would seem to have positive implications for a broadening of the stock market rally. This is not necessarily a positive for growth stock investors. They are exposed to high valuations in technology stocks and are largely absent from the more cyclical sectors of the market. From my vantagepoint, the ideal outcome has Alan Greenspan successfully slowing the economy to a sub 4% rate in terms of real GDP, encouraging investors to stay the course. While some money may depart the highest expectation stocks, most growth issues, including pharmaceuticals, media, telecommunications, financial services and technology, should prosper.

THE STOCK MARKET

      Alan Greenspan has soft-pedaled his desire to lower stock prices, while targeting his rhetoric against the so-called "wealth effect" associated with rising share prices. Most investors ignored him until recently as over $100 billion flowed into equity mutual funds in the first quarter, including a record $53 billion in February. Many believe you can easily earn a return in excess of potential bond returns, about 6%, with no need to fret over the possibility of a major stock market correction. They have been rewarded for buying the "dips" and like smart hamsters, they continue to act accordingly. With every dip they bought more of the same stocks, driving their prices to irrational levels. The hamsters saw their investments soar in value. Unfortunately, many hamsters started acting pig-like, consuming ever more quantities of those tasty tech stocks with borrowed funds. Of course, when you combine unseasoned investors with leverage and speculative stocks you get a cocktail for chaos. The ultimate lesson for the hamsters, the pigs and the market technicians that egged them on, is that earnings and valuations really do matter. Ignore them at your peril.

      While it is true that many "value" stocks did not participate in the market's advance over the last year to the same degree as the tech favorites, it is also true that many growth stocks were neglected as well. This includes most of the drug and financial services stocks as well as some traditional media and retailing issues. Not all "growth" stocks became expensive. At the same time, many of the "new economy" stocks were and are expensive. Furthermore, many new public companies that have captured the imaginations of investors are highly speculative venture capital class companies. Many investors do not appreciate the difference in the risk profile between a stock selling at 600 times REVENUES, like Red Hat did last quarter, and IBM, which sells at 24 times EARNINGS. In the long run, the market does a good job of rationalizing stock prices. Investors who make little, if any, attempt to understand the mathematical logic of stock valuations become frighteningly lost in a bear market environment.

      You may recall an analysis we shared with you 12 months ago on America Online, otherwise known as AOL. We were trying to make the point that AOL was already an expensive stock and would not be the best use of your investment dollars at that time. AOL had a market value of $140 billion. I argued that buying The Home Depot and Sun Microsystems for the same price made more sense. If you wanted additional diversification, I argued you should buy Merrill Lynch, CBS, McGraw-Hill, The New York Times, Tiffany's, Northern Trust, Marsh & McLennan and Gannett. For $140 billion you had three distinct choices. Had you picked AOL, your $140 billion was worth $138 billion as of April 13. The Home Depot and Sun Microsystems investment grew from $140 billion to $270 billion. If you bought the package of 8 old economy companies your $140 billion grew to $170 billion. We also argued that Charles Schwab stock, which we had just sold at over 100 times earnings, was over priced relative to Merrill Lynch, which sold for 15 times earnings. Over the last year, Schwab's stock is down 34% while Merrill's is up 20%. We also poked fun at the $17 billion value accorded Priceline, whose value declined by $7 billion in the past year. We prefer to invest in growth stocks where the growth in earnings is likely to be accompanied by an expanding, not contracting, price earnings multiple.

PORTFOLIO HIGHLIGHTS

      Given our preference for growth stocks with defensible valuations, the unprecedented rise in technology stocks during the last six months moved us to taking profits during the first few months of the year. During the first quarter we reduced our investment in a number of companies including Texas Instruments (up 65% during the quarter), Corning (up 50%), Cisco Systems (up 44%), and Sun Microsystems (up 21%). These were big winners in 1999 as well. Other stocks trimmed during the first quarter included Qualcomm, EMC, Amgen and The Home Depot. Time Warner, which is being acquired by AOL, was also trimmed. To be frank, I never thought in my wildest dreams that I would see stocks soar to such levels with such speed. Taking profits was an easy decision. I appreciate the desire to avoid capital gains taxes and I am pleased that roughly 80% of all realized gains this year are long term.

      Proceeds from the sales were invested in stocks with better risk/reward profiles. We added to financial services companies such as Mellon, State Street and Marsh & McLennan. We increased our investment in drug stocks such as Eli Lilly, Schering-Plough, Johnson & Johnson, Merck, Bristol-Myers and Abbott Labs. We bought back Gillette at about one half the price we sold it for last Spring. We bought back some Disney. We bought undervalued telecommunications stocks such as Bell Atlantic, BellSouth, Sprint and US West. We even bought some of the less expensive technology stocks such as Dell Computer, Apple Computer and Tellabs.

      Some mega deals were completed during the first quarter and others surfaced involving our holdings. These are large strategic deals. Pfizer won the battle for Warner-Lambert, which has been one of our major holdings for several years (we also own Pfizer), creating arguably the best drug company in the world. Vodafone, which we own, won the battle for Mannesmann, giving birth to the largest wireless telephone operator in the world by a wide margin. Time Warner shareholders, like us, benefited from the pending AOL takeover. As Tribune shareholders, we applaud the company's move to acquire Times Mirror and build a national media powerhouse. As US West shareholders we support their acquisition by Qwest and are excited about their combined prospects.

LOOKING AHEAD

      Our mission remains the same. We seek to build a diversified portfolio of America's greatest established growth companies using our valuation discipline to reduce price risk. Market volatility, whether good or not, is unavoidable. At the risk of crying wolf, I ask you again to keep your expectations down for this year. While we can be optimistic regarding the relatively strong profit outlook for the balance of the year, we can't predict with certainty how the stock market drama unfolds. In the short run, profits and stock prices can move in opposite directions. Since we will not engage in the loser's game of market timing, we expect the Fund to move in the same direction as the overall market, be it up or down. Fasten your seat belts.

LET'S TALK STOCKS

      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time.

CISCO SYSTEMS INC. (CSCO - $77.3125 - NASDAQ) is the leading supplier of data networking equipment such as routers and ATM switches for use in Local Area Networks, Wide Area Networks and the Internet. As an integral provider of infrastructure for the Internet, the company is a major beneficiary of the Net's explosive growth. We forecast strong earnings growth for this year and next.

CLEAR CHANNEL COMMUNICATIONS INC. (CCU - $69.0625 - NYSE) is one of the top two radio broadcasters along with Infinity Broadcasting (80% owned by CBS). The company is also a leader in outdoor advertising. Both markets are strong, reflecting the growing national economy and heavy advertising by new Internet companies as they strive to develop brand awareness. Radio ad rates are low compared to other media such as television and newspapers, which gives radio operators some pricing protection.

EMC CORP. (EMC - $125.00 - NYSE) is the leading provider of enterprise wide data storage products. Storage has become a high growth market in today's information based economy. Electronic commerce requires massive amounts of storage, which has given EMC a tremendous business opportunity. We believe EMC is the technology leader in enterprise storage (competitors are IBM, Hitachi and Sun Microsystems) and is leading the field in introducing Storage Area Networks ("SANs"). EMC is the vendor of choice for Internet Service Providers, just as Cisco is for routers and Sun Microsystems is for Client Servers. We expect continued strong earnings growth in the foreseeable future.

HOME DEPOT INC. (HD - $64.50 - NYSE) continues to increase market share in the home improvement retailing segment, in which it is the leader by a wide margin. HD does not rest on its laurels. The company is testing a smaller format store known as Villager's Hardware, which competes with small hardware stores. The company continues to roll out Expo Design Centers and is expanding into institutional facilities maintenance. Finally, the company is developing an Internet sales facility, which will leverage the company's brand beyond traditional retail outlets.

INTEL CORP. (INTC - $131.9375 - NASDAQ) is the dominant supplier of microprocessors for the personal computer industry with an 80% market share. The company is developing new lines of business in semiconductors for the communications equipment market and "server farms" for managing the electronic commerce needs of other companies. We expect earnings to continue growing based on continued mid-teen growth in personal computer shipments. The company is an integral member of the information revolution.

INTERNATIONAL BUSINESS MACHINES CORP. (IBM - $118.00 - NYSE) is a leading supplier of hardware, software and outsourcing services for the computer industry. Over 60% of the company's revenues now come from relatively higher margin software and service businesses. The company is well positioned as an electronic commerce solutions provider, which also provides a platform to cross-sell the company's many products. With Y2K behind it, we expect the company to continue to grow earnings per share going forward.

MARSH & MCLENNAN COMPANIES INC. (MMC - $110.3125 - NYSE) is the world's largest insurance brokerage and one of the leading asset managers through its ownership of The Putnam Funds. MMC is also a leader in employee benefit consulting with its ownership of the Mercer Group. The company's growth rate has accelerated in recent years due primarily to the success of Putnam. We expect solid overall growth based on continued strong results at Putnam, albeit slower than last year, and some modest improvement in the company's traditional insurance brokerage business.

MELLON FINANCIAL CORP. (MEL - $29.50 - NYSE) is one of the largest asset managers in the country. In addition to the bank's asset gathering arm, their Dreyfus and Boston Company subsidiaries continue to grow and prosper. New management is shedding non-core assets to focus on the company's highest margin and best growth opportunities. Fees represent over 60% of revenues and that number will grow as the year progresses. The bank prefers to remain independent but it is an attractive property to all the financial services companies seeking to boost their asset management businesses.

NORTHERN TRUST CORP. (NTRS - $67.5625 - NASDAQ) is one of an elite group of institutions with a major presence in the wealth management market for high net worth individuals and families. The company has established a network of offices in the primary wealth markets across the country (Palm Beach, Beverly Hills, etc...) and continues to build its fee income in a methodical way. We believe earnings will continue to grow, powered by growth in assets under management, which exceed $200 billion. We regard NTRS as a trophy property within the banking sector.

STATE STREET CORP. (STT - $96.875 - NYSE) is a leading provider of financial services to mutual funds and other institutional investors. The company is the third largest custodian of assets in the world, with $6 trillion under custody. Additionally, the company is a major asset manager itself with $574 billion under management. The company is focused on these two business lines and recently exited the corporate lending business altogether. We believe this enhances the company's growth prospects and valuation. Management believes the company has strong growth prospects overseas and growing this part of their business is a strategic priority, as is having a greater presence directly with retail investors.

TEXAS INSTRUMENTS INC. (TXN - $160.00 - NYSE) is the largest provider of digital signal processors ("DSPs"), a critical component for digital communication devices, including wireless phones and digital signal lines ("DSLs"). Having restructured the company in recent years, its valuation is no longer hostage to the memory chip ("DRAM") cycle and defense businesses. We believe the DSP chip business, in which TXN is the leader, will grow at a rate in excess of 20% in the foreseeable future.

WARNER-LAMBERT CO. (WLA - $97.50 - NYSE) is a diversified consumer products and pharmaceutical company. Pfizer, also held by the Fund, won the battle to acquire Warner, besting American Home Products and Procter & Gamble. The combined company will have a research budget in excess of $3 billion. Business trends are strong and we expect the new enterprise to grow earnings significantly going forward.

MINIMUM INITIAL INVESTMENT - $1,000

      The Fund's minimum initial investment for both regular and retirement accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan.

INTERNET

      You can now visit us on the Internet. Our home page at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

IN CONCLUSION

      So how do we summarize the state of the stock market in general and growth stocks in particular? I believe we have witnessed a speculative stock market bubble of historic proportions. The bubble was largely concentrated in Internet, technology and biotechnology related stocks. Many individual stocks in both the growth and value camps did not participate in this "new economy" celebration and are good investment values. We avoided the speculative "dot.com" stocks in favor of established growth companies with real earnings, liquidity and defensible valuations. When their valuations became excessive we sold, taking over $400 million of profits early in the year, the vast majority of which, about 80%, are long term gains for tax purposes. Proceeds were reinvested in large established growth companies with valuations we can mathematically defend.

      The outlook for our companies' earnings has rarely, if ever, been better. We should not forget that weakness in the market's "new economy" darlings should temper Alan Greenspan's appetite for tightening monetary policy further. Indeed, the overall stock market may need to see the destruction of the "dot.coms" before resuming its historical trajectory, which is tied to rising earnings. Experience tells us that difficult stock market environments create exceptional opportunities for long term investors. Stay the course.

      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's Nasdaq symbol is GABGX. Please call us during the business day for further information.

                                                     Sincerely,

                                                     /s/ SIGNATURE
                                                         HOWARD F. WARD

                                                     HOWARD F. WARD, CFA
                                                     Portfolio Manager

April 14, 2000
--------------------------------------------------------------------------------
                                TOP TEN HOLDINGS
                                 MARCH 31, 2000
                                ----------------

    Intel Corp.                                  Mellon Financial Corp.
    State Street Corp.                           Warner-Lambert Co.
    International Business Machines Corp.        Tellabs Inc.
    Home Depot Inc.                              Texas Instruments Inc.
    Marsh & McLennan Companies Inc.              US West Inc.
--------------------------------------------------------------------------------
NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

THE GABELLI GROWTH FUND
PORTFOLIO OF INVESTMENTS -- MARCH 31, 2000 (UNAUDITED)
--------------------------------------------------------------------------------
                                                        MARKET
     SHARES                                              VALUE
     ------                                              -----
              COMMON STOCKS -- 98.8%
              BROADCASTING -- 3.8%
  1,110,600   CBS Corp.+ .........................  $ 62,887,725
  1,141,600   Clear Channel Communications Inc.+      78,841,750
                                                   -------------
                                                     141,729,475
                                                   -------------
              BUSINESS SERVICES -- 4.3%
  1,205,000   Automatic Data Processing Inc. .....    58,141,250
  1,438,100   Interpublic Group of Companies Inc.     67,950,225
    372,000   Omnicom Group Inc. .................    34,758,750
                                                   -------------
                                                     160,850,225
                                                   -------------
              CABLE -- 0.8%
    640,000   Comcast Corp., Cl. A, Special ......    27,760,000
                                                   -------------
              COMMUNICATIONS EQUIPMENT-- 11.9%
    861,000   Cisco Systems Inc.+ ................    66,566,062
    240,000   Corning Inc. .......................    46,560,000
    900,000   Lucent Technologies Inc. ...........    54,675,000
    600,000   Motorola Inc. ......................    85,425,000
    360,000   Nokia Corp., Cl. A, ADR ............    78,210,000
     88,000   Qualcomm Inc.+ .....................    13,139,500
  1,570,000   Tellabs Inc.+ ......................    98,885,469
                                                   -------------
                                                     443,461,031
                                                   -------------
              COMPUTER HARDWARE -- 9.7%
    625,000   Apple Computer Inc.+ ...............    84,882,812
  1,190,000   Dell Computer Corp.+ ...............    64,185,625
    320,000   Hewlett-Packard Co. ................    42,420,000
  1,140,000   International Business Machines Corp.  134,520,000
    390,000   Sun Microsystems Inc.+ .............    36,544,219
                                                   -------------
                                                     362,552,656
                                                   -------------
              COMPUTER SOFTWARE AND SERVICES-- 2.4%
    300,600   Computer Sciences Corp.+ ...........    23,784,975
    340,000   EMC Corp.+ .........................    42,500,000
    205,000   Microsoft Corp.+ ...................    21,781,250
                                                   -------------
                                                      88,066,225
                                                   -------------
              CONSUMER PRODUCTS -- 0.8%
    750,000   Gillette Co. .......................    28,265,625
                                                   -------------
              ELECTRONICS -- 6.7%
  1,170,000   Intel Corp. ........................   154,366,875
    603,000   Texas Instruments Inc. .............    96,480,000
                                                   -------------
                                                     250,846,875
                                                   -------------
              ENTERTAINMENT -- 2.8%
    700,000   Disney (Walt) Co. ..................    28,962,500
    695,000   Time Warner Inc. ...................    69,500,000
     90,000   Viacom Inc., Cl. B+ ................     4,747,500
                                                   -------------
                                                     103,210,000
                                                   -------------
              FINANCIAL SERVICES-- 14.3%
  1,153,500   Marsh & McLennan Companies Inc. ....   127,245,469
  3,881,000   Mellon Financial Corp. .............   114,489,500
    445,000   Merrill Lynch & Co. Inc. ...........    46,725,000
  1,359,900   Northern Trust Corp. ...............    91,878,244
  1,464,400   State Street Corp. .................   141,863,750
    253,500   T. Rowe Price Associates Inc. ......    10,013,250
                                                   -------------
                                                     532,215,213
                                                   -------------
              HEALTH CARE -- 14.0%
    910,000   Abbott Laboratories ................    32,020,625
    648,000   Amgen Inc.+ ........................    39,771,000

                                                        MARKET
     SHARES                                              VALUE
    -------                                              -----
    942,000   Baxter International Inc. ..........  $ 59,051,625
    834,000   Bristol-Myers Squibb Co. ...........    48,163,500
    677,000   Johnson & Johnson ..................    47,432,312
    880,000   Lilly (Eli) & Co. ..................    55,440,000
    871,000   Merck & Co. Inc. ...................    54,110,875
  1,069,000   Pfizer Inc. ........................    39,085,312
  1,045,000   Schering-Plough Corp. ..............    38,403,750
  1,094,000   Warner-Lambert Co. .................   106,665,000
                                                   -------------
                                                     520,143,999
                                                   -------------
              PUBLISHING -- 6.4%
    711,000   Dow Jones & Co. Inc. ...............    51,058,688
    690,000   Gannett Co. Inc. ...................    48,558,750
    500,000   Knight-Ridder Inc. .................    25,468,750
    884,000   McGraw-Hill Companies Inc. .........    40,222,000
    958,000   New York Times Co., Cl. A ..........    41,134,125
    875,000   Tribune Co. ........................    31,992,188
                                                   -------------
                                                     238,434,501
                                                   -------------
              RETAIL -- 7.0%
  2,001,577   Home Depot Inc. ....................   129,101,717
  1,054,000   Lowe's Companies Inc. ..............    61,527,250
    844,200   Tiffany & Co. ......................    70,596,225
                                                   -------------
                                                     261,225,192
                                                   -------------
              SATELLITE -- 1.7%
    500,000   General Motors Corp., Cl. H+ .......    62,250,000
                                                   -------------
              SPECIALTY CHEMICALS-- 1.3%
    920,000   Monsanto Co. .......................    47,380,000
                                                   -------------
              TELECOMMUNICATIONS-- 9.6%
    790,000   Bell Atlantic Corp. ................    48,288,750
    880,000   BellSouth Corp. ....................    41,360,000
  1,780,000   MCI WorldCom Inc.+ .................    80,656,250
    900,000   SBC Communications Inc. ............    37,800,000
    895,000   Sprint Corp. .......................    56,385,000
  1,285,000   US West Inc. .......................    93,323,125
                                                   -------------
                                                     357,813,125
                                                   -------------
              WIRELESS COMMUNICATIONS -- 1.3%
    840,000   Vodafone AirTouch plc, ADR .........    46,672,500
                                                   -------------
              TOTAL COMMON STOCKS ................ 3,672,876,642
                                                   -------------
  PRINCIPAL
   AMOUNT
   ------
              U.S. GOVERNMENT OBLIGATIONS -- 1.4%
$52,850,000   U.S. Treasury Bills,
                 5.86% to 6.03%++,
                 due 04/20/00 to 04/27/00 ........    52,639,032
                                                   -------------
              TOTAL INVESTMENTS -- 100.2%
                 (Cost $2,687,873,114) ........... 3,725,515,674
              OTHER ASSETS AND
                 LIABILITIES (NET)-- (0.2)% ......     (5,595,057)
                                                   --------------
              NET ASSETS -- 100.0%
                 (74,248,109 shares outstanding)  $3,719,920,617
                                                   ==============
 ------------------------
    +    Non-income producing security.
    ++   Represents annualized yield at date of purchase.
    ADR - American Depositary Receipt.

GABELLI ASSET FUND ------------------------
Seeks to invest primarily in a diversified portfolio of common stocks selling at significant discounts to their private market value. The Fund's primary objective is growth of capital. (NO-LOAD)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA
GABELLI GROWTH FUND ------------------------
Seeks to invest primarily in large cap stocks believed to have favorable, yet undervalued, prospects for earnings growth. The Fund's primary objective is capital appreciation. (NO-LOAD)
                                          PORTFOLIO MANAGER: HOWARD F. WARD, CFA

GABELLI WESTWOOD EQUITY FUND ------------------------
Seeks to invest primarily in the common stock of seasoned companies believed to have proven records and above average historical earnings growth. The Fund's primary objective is capital appreciation. (NO-LOAD)
                                               PORTFOLIO MANAGER: SUSAN M. BYRNE

GABELLI SMALL CAP GROWTH FUND ------------------------
Seeks to invest primarily in common stock of smaller companies (market capitalizations less than $500 million) believed to have rapid revenue and earnings growth potential. The Fund's primary objective is capital appreciation. (NO-LOAD)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI BLUE CHIP VALUE FUND ------------------------
Seeks long-term growth of capital through investment primarily in the common stocks of well-established, high quality companies that have market capitalizations of greater than $5 billion. (NO-LOAD)
                                          PORTFOLIO MANAGER: BARBARA MARCIN, CFA

GABELLI WESTWOOD SMALLCAP EQUITY FUND ------------------------
Seeks to invest primarily in smaller capitalization equity securities - market caps of $1 billion or less. The Fund's primary objective is long-term capital appreciation. (NO-LOAD)
                                            PORTFOLIO MANAGER: LYNDA CALKIN, CFA

GABELLI WESTWOOD INTERMEDIATE BOND FUND ------------------------
Seeks to invest in a diversified portfolio of bonds with various maturities. The Fund's primary objective is total return. (NO-LOAD)
                                               PORTFOLIO MANAGER: PATRICIA FRAZE

GABELLI EQUITY INCOME FUND ------------------------
Seeks to invest primarily in equity securities with above market average yields. The Fund pays quarterly dividends and seeks a high level of total return with an emphasis on income. (NO-LOAD)
                                       PORTFOLIO MANAGER:  MARIO J. GABELLI, CFA

GABELLI WESTWOOD BALANCED FUND ------------------------
Seeks to invest in a balanced and diversified portfolio of stocks and bonds. The Fund's primary objective is both capital appreciation and current income. (NO-LOAD)
                             PORTFOLIO MANAGERS: SUSAN M. BYRNE & PATRICIA FRAZE

GABELLI WESTWOOD MIGHTY MITES(SM) FUND ------------------------
Seeks to invest in micro-cap companies that have market capitalizations of $300 million or less. The Fund's primary objective is long-term capital appreciation. (NO-LOAD)
                                            TEAM MANAGED: MARIO J. GABELLI, CFA,
                                           MARC J. GABELLI, LAURA K. LINEHAN AND
                                                                 WALTER K. WALSH
GABELLI VALUE FUND ------------------------
Seeks to invest in securities of companies believed to be undervalued. The Fund's primary objective is long-term capital appreciation.
MAX. SALES CHARGE: 51/2%
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI UTILITIES FUND ------------------------
Seeks to provide a high level of total return through a combination of capital appreciation and current income. (NO-LOAD)

                                         PORTFOLIO MANAGER: TIMOTHY O'BRIEN, CFA

GABELLI ABC FUND ------------------------
Seeks to invest in securities with attractive opportunities for appreciation or investment income. The Fund's primary objective is total return in various market conditions without excessive risk of capital loss. (NO-LOAD)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI MATHERS FUND ------------------------
Seeks long-term capital appreciation in various market conditions without excessive risk of capital loss. (NO-LOAD)
                                        PORTFOLIO MANAGER: HENRY VAN DER EB, CFA

GABELLI U.S. TREASURY MONEY MARKET FUND ------------------------
Seeks to invest exclusively in short-term U.S. Treasury securities. The Fund's primary objective is to provide high current income consistent with the preservation of principal and liquidity. (NO-LOAD)
                                            PORTFOLIO MANAGER:  JUDITH A. RANERI

GABELLI CASH MANAGEMENT SHARES OF
THE TREASURER'S FUND ------------------------
Three money market portfolios designed to generate superior returns without compromising portfolio safety. U.S. Treasury Money Market seeks to invest in U.S. Treasury bills, notes and bonds. Tax Exempt Money Market seeks to invest in municipal securities. Domestic Prime Money Market seeks to invest in prime quality, domestic money market instruments. (NO-LOAD)
                                             PORTFOLIO MANAGER: JUDITH A. RANERI

AN INVESTMENT IN THE ABOVE MONEY MARKET FUNDS IS NEITHER INSURED NOR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY GOVERNMENT AGENCY. ALTHOUGH THE FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUNDS.

GLOBAL SERIES

     GABELLI GLOBAL TELECOMMUNICATIONS FUND
     Seeks to invest in telecommunications companies throughout the world - targeting undervalued companies with strong earnings and cash flow dynamics. The Fund's primary objective is capital appreciation. (NO-LOAD) TEAM MANAGED: MARIO J. GABELLI, CFA, MARC J. GABELLI AND IVAN ARTEAGA, CFA

     GABELLI GLOBAL CONVERTIBLE SECURITIES FUND
     Seeks to invest principally in bonds and preferred stocks which are convertible into common stock of foreign and domestic companies. The Fund's primary objective is total return through a combination of current income and capital appreciation. (NO-LOAD)
                                                 PORTFOLIO MANAGER: HART WOODSON

     GABELLI GLOBAL GROWTH FUND
     Seeks capital appreciation through a disciplined investment program focusing on the globalization and interactivity of the world's marketplace. The Fund invests in companies at the forefront of accelerated growth. The Fund's primary objective is capital appreciation. (NO-LOAD)
                                              PORTFOLIO MANAGER: MARC J. GABELLI

     GABELLI GLOBAL OPPORTUNITY FUND
     Seeks to invest in common stock of companies which have rapid growth in revenues and earnings and potential for above average capital appreciation or are undervalued. The Fund's primary objective is capital appreciation. (NO-LOAD)
                            PORTFOLIO MANAGERS: MARC J. GABELLI AND CAESAR BRYAN

GABELLI GOLD FUND ------------------------
Seeks to invest in a global portfolio of equity securities of gold mining and related companies. The Fund's objective is long-term capital appreciation. Investment in gold stocks is considered speculative and is affected by a variety of world-wide economic, financial and political factors. (NO-LOAD)
                                                PORTFOLIO MANAGER:  CAESAR BRYAN

GABELLI INTERNATIONAL GROWTH FUND ------------------------
Seeks to invest in the equity securities of foreign issuers with long-term capital appreciation potential. The Fund offers investors global diversification. (NO-LOAD)
                                                 PORTFOLIO MANAGER: CAESAR BRYAN

THE SIX FUNDS ABOVE INVEST IN FOREIGN SECURITIES WHICH INVOLVES RISKS NOT ORDINARILY ASSOCIATED WITH INVESTMENTS IN DOMESTIC ISSUES, INCLUDING CURRENCY
FLUCTUATION,   ECONOMIC  AND  POLITICAL   RISKS.  THE  FUNDS  LISTED  ABOVE  ARE
DISTRIBUTED BY GABELLI & COMPANY, INC.
--------------------------------------------------------------------------------
TO RECEIVE A PROSPECTUS,  CALL 1-800-GABELLI (422-3554).  THE PROSPECTUS GIVES A
  MORE COMPLETE  DESCRIPTION OF THE FUND, INCLUDING FEES AND EXPENSES. READ THE
           PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.
                              VISIT OUR WEBSITE AT:
                                 WWW.GABELLI.COM
                                    OR, CALL:
                                  1-800-GABELLI
       1-800-422-3554 (BULLET) 914-921-5100 (BULLET) FAX: 914-921-5118
                       (BULLET) INFO@GABELLI.COM
                    ONE CORPORATE CENTER, RYE, NEW YORK 10580

                             THE GABELLI GROWTH FUND
                              One Corporate Center
                            Rye, New York 10580-1434
                                  1-800-GABELLI
                                [1-800-422-3554]
                               FAX: 1-914-921-5118
                             HTTP://WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM
                (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 P.M.)

                    BOARD OF TRUSTEES
Mario J. Gabelli, CFA           Karl Otto Pohl
CHAIRMAN AND CHIEF              FORMER PRESIDENT
INVESTMENT OFFICER              DEUTSCHE BUNDESBANK
GABELLI ASSET MANAGEMENT INC.

Felix J. Christiana             Anthony R. Pustorino
FORMER SENIOR VICE PRESIDENT    CERTIFIED PUBLIC ACCOUNTANT
DOLLAR DRY DOCK SAVINGS BANK    PROFESSOR, PACE UNIVERSITY

Anthony J. Colavita             Anthony Torna
ATTORNEY-AT-LAW                 HERZOG, HEINE &GEDULD, INC.
ANTHONY J. COLAVITA, P.C.

James P. Conn                   Anthonie C. van Ekris
FORMER CHIEF INVESTMENT OFFICER MANAGING DIRECTOR
FINANCIAL SECURITY ASSURANCE    BALMAC INTERNATIONAL, INC.
HOLDINGS LTD.

John D. Gabelli
SENIOR VICE PRESIDENT
GABELLI & COMPANY, INC.

             OFFICERS AND PORTFOLIO MANAGERS
Bruce N. Alpert                 Howard F. Ward, CFA
PRESIDENT AND TREASURER         PORTFOLIO MANAGER

James E. McKee
SECRETARY

                       DISTRIBUTOR
                 Gabelli & Company, Inc.

      CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
           State Street Bank and Trust Company

                      LEGAL COUNSEL
        Skadden, Arps, Slate, Meagher & Flom LLP





--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Growth Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------
GAB406Q100SR